Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Leo Soong, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Leo Soong
Name:  Leo Soong

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, A. John Gambs, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ A. John Gambs
Name:  A. John Gambs

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Mary G.F. Bitterman, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Mary G.F. Bitterman
Name:  Mary G.F. Bitterman

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Wendy Paskin-Jordan
Name:  Wendy Paskin-Jordan

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Lee T. Kranefuss, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Lee T. Kranefuss
Name:  Lee T. Kranefuss

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, H. Michael Williams, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ H. Michael Williams
Name:  H. Michael Williams

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Jeffrey M. Lyons, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Jeffrey M. Lyons
Name:  Jeffrey M. Lyons

Exhibit (p)(3)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Hayne E. Leland, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by PayPal Funds relating to the offering of shares of PayPal Money Market Fund, a series of PayPal Funds that is a feeder fund of the Money Market Master Portfolio, a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 19, 2009

/s/ Hayne E. Leland
Name:  Hayne E. Leland